UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

Charles River Laboratories International, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 222-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 21, 2019.  For more information on the following proposals, see the Company’s proxy statement dated April 4, 2019.  At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a)The following ten (10) directors were elected to serve until our 2020 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
James C. Foster	39,570,848	1,695,075	23,141	1,773,654
Robert J. Bertolini	41,100,930	171,492	16,642	1,773,654
Stephen D. Chubb	40,200,993	1,071,686	16,385	1,773,654
Deborah T. Kochevar	36,194,155	5,079,021	15,888	1,773,654
Martin W. MacKay	40,461,897	810,773	16,394	1,773,654
Jean-Paul Mangeolle	41,100,164	172,466	16,434	1,773,654
George E. Massaro	40,244,121	1,030,492	14,451	1,773,654
George M. Milne, Jr.	31,332,635	9,939,980	16,449	1,773,654
C. Richard Reese	40,484,367	790,337	14,360	1,773,654
Richard F. Wallman	29,392,447	11,882,097	14,520	1,773,654

(b)The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
40,033,905	1,228,499	26,660	1,773,654

(c)The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2019.

For	Against	Abstain	Broker Non-Votes
42,089,606	957,472	15,640	0

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Charles River Laboratories International, Inc.

Date: May 22, 2019	By:	/s/ Matthew Daniel
Name: Matthew Daniel
Title: Corporate Senior Vice President, Legal Compliance & Deputy General Counsel

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